ALPS ETF TRUST

JEFFERIES | TR/J CRB WILDCATTERS EXPLORATION & PRODUCTION EQUITY ETF

SUPPLEMENT DATED APRIL 18, 2012

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2012

On April 17, 2012, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the Jefferies|TR/J CRB Wildcatters Exploration & Production Equity Fund (the “Fund”).  The Fund’s Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

Beginning immediately, through May 1, 2012, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund not tracking its underlying index and its cash holdings increasing, which may not be consistent with the Fund’s investment objectives and strategies.

The Fund will close to new investors and will discontinue trading on the NYSE Arca, Inc. effective April 27, 2012.  The NYSE Arca will halt trading in the Fund before the open of trading on April 30, 2012.  The effective date of the Fund’s liquidation shall be on or before May 2, 2012 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust.  Shareholders of record remaining on May 2, 2012 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

Shareholders may sell their holdings prior to April 30, 2012, incurring a transaction fee from their broker-dealer.  From April 30, 2012 to May 1, 2012, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Fund.

For additional information regarding the liquidation, shareholders of the Fund may call 877.526.9298.